UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

KOHL’S CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials

KOHL’S CORPORATION

KOHL’S CORPORATION

N56 W17000 RIDGEWOOD DRIVE

MENOMONEE FALLS, WI 53051

Meeting Information
Meeting Type:	Annual
For holders as of:	March 10, 2010
Date:	May 13, 2010
Time:	1:00 p.m., CDT
Location:	The Pilot House at Pier Wisconsin 500 N. Harbor Drive Milwaukee, WI 53202

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

M19226- P88301

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT         FORM 10-K

How to View Online:

Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 29, 2010 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

M19227- P88301

Voting Items

ITEM 1. Election of Directors

The Board of Directors recommends that you vote FOR the following nominees:

Nominees:

1a.	Peter Boneparth

1b.	Steven A. Burd

1c.	John F. Herma

1d.	Dale E. Jones

1e.	William S. Kellogg

1f.	Kevin Mansell

1g.	Frank V. Sica

1h.	Peter M. Sommerhauser

1i.	Stephanie A. Streeter

1j.	Nina G. Vaca

1k.	Stephen E. Watson

NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

ITEM 2. Ratify Appointment of Ernst & Young LLP as Independent Registered Public Accounting Firm.

The Board of Directors recommends you vote FOR Item 2.

ITEM 3. Approval of the Kohl’s Corporation 2010 Long Term Compensation Plan.

The Board of Directors recommends you vote FOR Item 3.

ITEM 4. Shareholder Proposal: Adopt Simple Majority Vote.

The Board of Directors recommends you vote AGAINST Item 4.

ITEM 5. Shareholder Proposal: Independent Chairman of the Board of Directors.

The Board of Directors recommends you vote AGAINST Item 5.

M19228- P88301

M19229-P88301